UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23665

Invesco Dynamic Credit Opportunity Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 8/31/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable.

Semiannual Report to Shareholders	August 31, 2022

Invesco Dynamic Credit Opportunity Fund

Nasdaq:

A: XCRTX ◾ AX: XAXCX ◾ Y: XCYOX ◾ R6: XCRRX

2	Fund Performance

4	Consolidated Schedule of Investments

17	Consolidated Financial Statements

21	Consolidated Financial Highlights

25	Notes to Consolidated Financial Statements

34	Fund Expenses

35	Approval of Investment Advisory and Sub-Advisory Contracts

37	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/22 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.66%

Class AX Shares	-4.53

Class Y Shares	-4.53

Class R6 Shares	-4.43

Credit Suisse Leveraged Loan Index▼ (Style-Specific Index)	-1.03

Source(s): ▼Bloomberg LP

The returns shown prior to November 1, 2021 are those of Invesco Dynamic Credit Opportunities Fund (the predecessor fund), a listed closed-end fund. Common Shares of the predecessor fund were reorganized into Class AX shares of the Fund on November 1, 2021.

The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Dynamic Credit Opportunity Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
10 Years	6.14%
5 Years	4.50
1 Year	-5.33

Class AX Shares
Inception (6/26/07)	5.10%
10 Years	6.77
5 Years	5.45
1 Year	-1.89

Class Y Shares
10 Years	6.77%
5 Years	5.45
1 Year	-1.88

Class R6 Shares
10 Years	6.78%
5 Years	5.47
1 Year	-1.76

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The returns shown prior to November 1, 2021 are those of Invesco Dynamic Credit Opportunities Fund (the predecessor fund), a listed closed-end fund. Common Shares of the predecessor fund were reorganized into Class AX shares of the Fund on November 1, 2021.

    Class A share performance reflects the maximum 3.25% sales charge. Class A shares, Class AX shares, Class Y shares and Class R6 shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class Y shares and Class R6 shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Dynamic Credit Opportunity Fund

Consolidated Schedule of Investments

August 31, 2022

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests–110.47%(b)(c)(d)
Aerospace & Defense–10.88%
Boeing Co., Revolver Loan (e)(f)	0.00%	10/30/2022	$	17,326	$ 17,195,627

Brown Group Holding LLC, Incremental Term Loan B-2(g)	-	07/02/2029		1,195	1,181,841

Cobham Ultra SeniorCo S.a.r.l, Term Loan (3 mo. USD LIBOR + 3.75) (Acquired 11//17/2021; Cost $1,125,725)(h)	7.06%	08/03/2029		1,128	1,096,456

FDH Group Acquisition, Inc., Term Loan A (3 mo. SOFR + 7.00%)(e)(i)	9.18%	04/01/2024		22,660	22,274,651

IAP Worldwide Services, Inc. Revolver Loan (Acquired 07/22/2014; Cost $1,444,403)(e)(f)(h)	0.00%	07/18/2023		1,444	1,444,401

Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 07/22/2014-08/18/2014; Cost $1,551,561)(e)(h)	8.75%	07/18/2023		1,567	1,566,929

Maxar Technologies Ltd. (Canada), Term Loan B(g)	-	06/09/2029		2,362	2,274,726

NAC Aviation 8 Ltd. (Ireland)
Junior Loan Series 3(e)(g)	-	12/31/2026		1,694	1,202,931

Junior Loan Series 4(e)(g)	-	12/31/2026		1,731	1,228,873

Revolver Loan(e)(g)	-	12/31/2026		1,642	1,642,458

					51,108,893

Air Transport–4.71%
PrimeFlight Aviation Services, Inc.
Delayed Draw Term Loan (1 mo. USD LIBOR + 6.25%)(e)(i)	8.50%	05/09/2024		3,178	3,178,147

Incremental Delayed Draw Term Loan (3 mo. USD LIBOR + 6.25%)(e)(i)	8.50%	05/09/2024		9,407	9,407,361

Term Loan (3 mo. USD LIBOR + 6.25%)(e)(i)	9.23%	05/09/2024		9,536	9,535,665

					22,121,173

Automotive–7.26%
BCA Marketplace (United Kingdom)
Second Lien Term Loan B (6 mo. SONIA + 7.50%)	9.19%	07/27/2029	GBP	4,668	4,785,883

Term Loan B (6 mo. SONIA + 4.75%)	5.94%	07/28/2028	GBP	1,054	1,114,575

Muth Mirror Systems LLC
Revolver Loan(e)(f)(i)	0.00%	04/23/2025		1,510	1,427,968

Term Loan (3 mo. USD LIBOR + 6.75%)(e)(i)	10.07%	04/23/2025		19,116	18,083,625

Transtar Industries, Inc., Term Loan A (3 mo. USD LIBOR + 7.00%) (Acquired 01/22/2021; Cost $8,520,220)(e)(h)(i)	10.07%	01/22/2027		8,655	8,698,128

					34,110,179

Beverage & Tobacco–0.34%
City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.87%	03/31/2028		1,827	1,598,829

Building & Development–1.12%
CRH Europe Distribution (Netherlands), Term Loan A (3 mo. EURIBOR + 4.25%)	4.49%	11/29/2025	EUR	773	746,066

Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	7.37%	04/01/2028		538	439,330

LBM Holdings LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	7.12%	12/17/2027		2	1,497

LHS Borrow LLC (Leaf Home Solutions), Term Loan B (1 mo. SOFR + 4.75%)	7.31%	02/16/2029		2,114	1,916,012

Mayfair Mall LLC, Term Loan (1 mo. USD LIBOR + 3.25%)(e)	4.58%	04/20/2023		1,011	919,808

Modulaire (Algeco) (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/15/2028	EUR	1,294	1,217,096

					5,239,809

Business Equipment & Services–14.54%
Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)(e)	7.13%	05/17/2028		169	158,187

Allied Universal Holdco LLC, Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	05/12/2028	EUR	96	89,134

Blackhawk Network Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.50%	06/15/2026		384	353,701

Checkout Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019; Cost $274,069)(h)	10.02%	02/15/2023		274	231,421

PIK Term Loan, 9.50% PIK Rate, 3.52% Cash Rate (Acquired 03/28/2022-07/29/2022; Cost $24,446)(h)(j)	9.50%	08/15/2023		26	8,912

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

4	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)
Constant Contact, Second Lien Term Loan (6 mo. USD LIBOR + 7.50%)	9.92%	02/15/2029	$	1,085	$ 935,500

CRCI Longhorn Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)(e)	9.74%	08/08/2026		86	81,386

CV Intermediate Holdco Corp. (Class Valuation)
Delayed Draw Term Loan (1 mo. USD LIBOR + 6.25%)(e)(i)	8.63%	03/31/2026		8,167	7,996,885

Revolver Loan(e)(f)(i)	8.12%	03/31/2026		158	154,433

Term Loan B (1 mo. USD LIBOR + 6.25%)(e)(i)	8.77%	03/31/2026		8,410	8,235,138

Dakota Holding Corp., First Lien Term Loan (1 mo. SOFR + 3.75%)	6.21%	04/09/2027		130	127,155

Dun & Bradstreet Corp. (The), Revolver Loan(e)(f)	0.00%	09/11/2025		3,814	3,606,574

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. SONIA + 4.75%)	6.56%	06/23/2024	GBP	6,169	6,874,422

Lamark Media Group LLC
Delayed Draw Term Loan(e)(f)(i)	0.00%	10/14/2027		1,528	1,489,431

Revolver Loan (3 mo. USD LIBOR + 5.75%)(e)(i)	8.63%	10/14/2027		421	410,363

Revolver Loan(e)(f)(i)	0.00%	10/14/2027		598	582,591

Term Loan B (3 mo. USD LIBOR + 5.75%)(e)(i)	8.63%	10/14/2027		7,095	6,915,926

Monitronics International, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)	10.31%	03/29/2024		7,900	5,287,662

Term Loan (1 mo. USD LIBOR + 6.00%)(e)	8.81%	07/03/2024		6,013	5,952,988

NAS LLC (d.b.a. Nationwide Marketing Group)
Incremental Term Loan (1 mo. SOFR + 6.50%)(e)	9.06%	06/03/2024		2,801	2,789,476

Revolver Loan (1 mo. SOFR + 6.50%)(e)	9.06%	06/03/2024		184	183,168

Revolver Loan(e)(f)	0.00%	06/03/2024		736	732,670

Term Loan (3 mo. SOFR + 6.50%)(e)	9.06%	06/03/2024		8,943	8,906,928

Term Loan (3 mo. SOFR + 6.50%)(e)	9.06%	06/03/2024		1,699	1,692,070

Protect America
Revolver Loan (1 mo. USD LIBOR)(e)	0.00%	09/01/2024		2,131	2,014,021

Revolver Loan(e)(f)	0.00%	09/01/2024		101	95,726

Solera, Term Loan B (1 mo. SONIA + 5.25%)	6.94%	06/05/2028	GBP	1,386	1,487,758

UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 5.75%)(e)	8.12%	03/20/2027		944	901,853

Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	6.13%	03/19/2028		3	2,523

					68,298,002

Cable & Satellite Television–4.30%
CSC Holdings LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	4.64%	01/15/2026		1	343

Lightning Finco Ltd. (United Kingdom)
Term Loan B-1 (3 mo. USD LIBOR + 5.75%)(e)	7.35%	09/01/2028		18,375	18,031,530

Term Loan B-2(e)(g)	-	09/01/2028		2,227	2,183,190

					20,215,063

Chemicals & Plastics–1.84%
Colouroz Investment LLC (Germany)
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 7.01% Cash Rate(j)	0.75%	09/21/2023		1,209	985,717

PIK First Lien Term Loan C, 0.75% PIK Rate, 6.80% Cash Rate(j)	0.75%	09/21/2023		180	146,849

PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 7.01% Cash Rate(e)(j)	5.75%	09/21/2024		31	25,724

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.25%	11/03/2025		1	20

Vertellus
Revolver Loan (1 mo. SOFR + 5.75%)(e)	8.14%	12/22/2025		127	121,706

Revolver Loan(e)(f)	0.00%	12/22/2025		718	689,670

Term Loan B (6 mo. SOFR + 5.75%)(e)	8.99%	12/22/2027		6,931	6,653,284

					8,622,970

Clothing & Textiles–0.05%
Gloves Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	12/29/2027		105	99,344

International Textile Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	7.28%	05/01/2024		188	155,320

					254,664

Conglomerates–0.11%
Safe Fleet Holdings LLC
Incremental First Lien Term Loan(e)(g)	-	02/23/2029		247	243,566

Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	9.12%	02/02/2026		297	278,563

					522,129

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products–6.58%
Hoffmaster Group, Inc., First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.25%	11/21/2023	$	2,742	$ 2,516,038

Keg Logistics LLC
Revolver Loan (3 mo. USD LIBOR + 6.00%)(e)(i)	8.37%	11/23/2027		760	744,476

Revolver Loan(e)(f)(i)	0.00%	11/23/2027		1,102	1,079,697

Term Loan A (1 mo. USD LIBOR + 6.00%)(e)(i)	8.96%	11/23/2027		21,355	20,920,888

Keter Group B.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,763	1,577,006

LABL, Inc. (Multi-Color), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	10/29/2028	EUR	2,608	2,546,516

Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/13/2020-01/13/2022; Cost $1,011,188)(h)	10.46%	11/13/2025		1,085	1,114,234

Mold-Rite Plastics LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(e)	8.47%	10/04/2029		123	106,074

Pretium Packaging, Second Lien Term Loan B (1 mo. USD LIBOR + 6.75%)	9.12%	10/01/2029		345	301,253

					30,906,182

Cosmetics & Toiletries–0.11%
Anastasia Parent LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.00%	08/11/2025		551	452,092

Bausch and Lomb, Inc., Term Loan (1 mo. SOFR + 3.25%)	5.65%	05/05/2027		85	79,880

					531,972

Ecological Services & Equipment–5.30%
Groundworks LLC
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(e)(i)	7.81%	01/17/2026		5,767	5,697,593

First Lien Incremental Term Loan (3 mo. USD LIBOR + 5.00%)(e)(i)	7.81%	01/17/2026		13,093	12,934,807

Incremental Revolver Loan(e)(f)(i)	0.00%	01/17/2026		520	513,399

Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(e)(i)	7.81%	01/17/2026		4,383	4,329,373

TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(e)	10.75%	11/02/2028		1,509	1,418,666

					24,893,838

Electronics & Electrical–5.40%
Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	132	127,972

CDK Global, Inc., Term Loan B (3 mo. SOFR + 4.50%)	6.61%	06/09/2029		1,210	1,182,104

Emerald Technologies AcquisitionCo, Inc., Term Loan B (1 mo. Term SOFR + 6.25%)	8.81%	12/29/2027		311	301,065

Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.71%	01/11/2027		1,502	1,303,390
Infinite Electronics, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.25%	03/02/2029		473	447,438

Learning Pool (United Kingdom)
Term Loan (1 mo. SONIA + 6.00%)(e)	0.00%	08/17/2028	GBP	479	550,942

Term Loan 2 (3 mo. USD LIBOR + 6.00%)(e)	9.68%	08/17/2028		633	622,089

LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	08/28/2027		3,001	2,357,667

Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)(e)	7.71%	08/13/2028		2,218	2,029,594

McAfee Enterprise, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.25%	07/27/2028		1,118	1,069,821

Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%)(e)	7.74%	04/29/2026		3,737	3,493,719

Native Instruments (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(e)	6.25%	03/03/2028	EUR	1,267	1,188,769

Optiv, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	02/01/2024		2,425	2,364,432

Quest Software US Holdings, Inc., Second Lien Term Loan (3 mo. SOFR + 7.50%)	10.23%	01/20/2030		219	194,463

Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 9.63% Cash Rate(j)	2.00%	12/08/2026		5,780	2,752,831

Sandvine Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.52%	11/02/2026		322	302,384

Utimaco (Germany)
Term Loan B (3 mo. EURIBOR + 6.00%)(e)	6.58%	10/30/2028	EUR	2,932	2,887,438

Term Loan B (3 mo. USD LIBOR + 6.00%)(e)	9.07%	10/30/2028		1,646	1,612,574

Veritas US, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.25%	09/01/2025		701	565,281

					25,353,973

Food Products–7.36%
Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France)
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/15/2027	EUR	2,609	1,991,623

Term Loan B(g)	-	02/14/2027	EUR	1,403	1,070,852

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Products–(continued)
BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B (3 mo. USD LIBOR + 6.25%)(e)(i)	8.50%	10/05/2026	$	4,260	$ 4,152,757

Revolver Loan (3 mo. USD LIBOR + 6.25%)(e)	7.25%	10/05/2026		575	560,639

Revolver Loan (3 mo. USD LIBOR + 6.25%)(e)(i)	7.25%	10/05/2026		845	823,662

Revolver Loan(e)(f)	0.00%	10/05/2026		26	25,186

Revolver Loan(e)(f)(i)	0.00%	10/05/2026		20	19,537

Term Loan B (3 mo. USD LIBOR + 6.25%)(e)	8.50%	10/05/2026		4,144	4,039,262

Florida Food Products LLC
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)(e)	7.52%	10/18/2028		4,272	4,037,063

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(e)	10.52%	10/08/2029		1,028	971,186

H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	7.52%	05/23/2025		163	157,312

Term Loan (3 mo. USD LIBOR + 3.69%)	6.21%	05/23/2025		19	17,782

Shearer’s Foods LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(e)	10.28%	09/22/2028		223	208,700

Sigma Bidco B.V. (Netherlands), Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.90%	07/02/2025		157	139,604

Teasdale Foods, Inc., Term Loan B (3 mo. USD LIBOR + 6.00%)(e)(i)	8.88%	12/18/2025		15,860	13,543,305

Valeo Foods (Jersey) Ltd. (United Kingdom), First Lien Term Loan B (6 mo. SONIA + 5.00%)	5.69%	06/28/2028	GBP	2,805	2,834,672

					34,593,142

Food Service–0.37%
Financiere Pax S.A.S., Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/01/2026	EUR	2,012	1,745,632

NPC International, Inc., Second Lien Term Loan(e)(k)(l)	0.00%	04/18/2025		344	0

					1,745,632

Health Care–9.58%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom)
Term Loan (1 mo. SONIA + 4.75%)	6.44%	06/08/2028	GBP	3,084	3,380,594

Term Loan (1 mo. SOFR + 4.50%)	6.77%	06/08/2028		955	901,482

Ethypharm (France), Term Loan B (3 mo. SONIA + 4.75%)	5.69%	04/17/2028	GBP	2,270	2,348,561

MB2 Dental Solutions LLC
Delayed Draw Term Loan (3 mo. SOFR + 6.00%)(e)(i)	7.15%	01/29/2027		8,720	8,582,092

Delayed Draw Term Loan (3 mo. SOFR + 6.00%)(e)(i)	8.81%	01/29/2027		3,148	3,098,510

Term Loan B (3 mo. SOFR + 6.00%)(e)(i)	8.39%	01/29/2027		8,717	8,579,462

MedAssets Software Intermediate Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	12/17/2029		638	570,189

Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. SONIA + 4.50%)	5.48%	08/21/2026	GBP	2,088	2,280,967

SDB Holdco LLC
Delayed Draw Term Loan (3 mo. SOFR + 8.00%)(e)(i)	10.41%	03/18/2027		7,015	7,015,204

Term Loan (1 mo. SOFR + 8.00%)(e)(i)	10.41%	03/17/2027		7,870	7,869,403

Women’s Care Holdings, Inc. LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	11.62%	01/15/2029		431	406,083

					45,032,547

Home Furnishings–1.50%
Hilding Anders AB (Sweden)
PIK Term Loan; 12.00% PIK Rate (Acquired 01/01/2020-11/23/2021; Cost $7,947)(e)(h)(j)	12.00%	12/31/2024	EUR	34	3

Term Loan (Acquired 01/01/2020; Cost $61,527)(e)(g)(h)	-	12/31/2024	EUR	5,480	551

Term Loan B (3 mo. EURIBOR + 5.00%) (Acquired 11/20/2017-04/29/2022; Cost $10,584,544)(h)	5.00%	11/29/2024	EUR	9,047	3,402,922

Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		1,275	1,254,174

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		3,184	1,844,398

VC GB Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.63%	07/01/2029		566	500,483

Weber-Stephen Products LLC, Incremental Term Loan B (1 mo. SOFR + 4.25%)(e)	6.81%	10/30/2027		73	62,834

					7,065,365

Industrial Equipment–4.96%
Apex Tool Group LLC, Term Loan B (1 mo. SOFR + 5.25%)	7.66%	02/08/2029		1,280	1,180,667

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Industrial Equipment–(continued)
Brush (Project Faraday) (United Kingdom)
Term Loan (3 mo. EURIBOR + 7.00%)(e)	7.00%	06/09/2028	EUR	4,208	$ 4,161,147

Term Loan A (1 mo. SONIA + 7.00%)(e)	8.69%	06/09/2028	GBP	3,621	4,141,315

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. SOFR + 5.50%)	6.90%	06/08/2029	$	1,678	1,546,034

DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.27%	12/16/2027		613	592,008

Engineered Machinery Holdings, Inc., Second Lien Incremental Term Loan (3 mo. USD LIBOR + 6.00%)	8.25%	05/21/2029		207	199,429

Kantar (United Kingdom)
Revolver Loan (3 mo. USD LIBOR + 3.50%)(e)	4.81%	06/04/2026		1,008	926,936

Revolver Loan(e)(f)	0.00%	06/04/2026		1,492	1,373,064

Term Loan B (1 mo. USD LIBOR + 5.00%)	6.61%	12/04/2026		1,565	1,518,388

MKS Instruments, Inc., Term Loan B (1 mo. SOFR + 2.75%)	5.15%	04/11/2029		59	58,064

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	6.25%	03/08/2025		1,259	1,160,520

Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.06%	02/28/2025		453	371,087

Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)(e)	10.56%	02/28/2026		613	386,207

Tank Holding Corp.
Revolver Loan(e)(f)	0.00%	03/31/2028		353	339,462

Term Loan(g)	-	03/31/2028		5,297	5,101,571

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	6.87%	07/31/2027		1	329

Victory Buyer LLC, Second Lien Term Loan B (3 mo. USD LIBOR + 7.00%)(e)	9.06%	11/19/2029		258	240,360

					23,296,588

Leisure Goods, Activities & Movies–7.72%
AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.38%	04/22/2026		3,390	2,927,880

Crown Finance US, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	9.25%	02/28/2025		498	532,140

Revolver Loan (3 mo. USD LIBOR + 5.00%)(e)	7.98%	05/23/2024		1,165	1,135,872

Term Loan (3 mo. EURIBOR + 2.63%)	2.63%	02/28/2025	EUR	455	291,838

Term Loan (1 mo. USD LIBOR + 2.50%)	4.00%	02/28/2025		3,185	2,063,514

Term Loan (1 mo. USD LIBOR + 2.75%)	5.04%	09/30/2026		2,719	1,735,218

Term Loan B-1 (3 mo. USD LIBOR + 7.00%)	7.00%	05/23/2024		1,949	2,254,988

Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	5.77%	04/18/2025		1,106	1,043,554

Hornblower Holdings LLC, Term Loan (6 mo. USD LIBOR + 8.13%)	10.06%	11/25/2025		440	449,597

Invictus Media S.L.U. (Spain)
Term Loan(e)(g)	-	06/26/2024	EUR	3	2,852

Term Loan(g)	-	12/22/2025	EUR	1	1,014

Parques Reunidos (Piolin Bidco s.a.u) (Spain)
Revolver Loan (1 mo. EURIBOR + 3.50%)	3.50%	03/16/2026	EUR	1,633	1,456,276

Revolver Loan(f)	0.00%	03/16/2026	EUR	826	736,721

Royal Caribbean Cruises
Revolver Loan (3 mo. USD LIBOR + 1.30%)	3.40%	10/12/2022		1,665	1,649,965

Revolver Loan (3 mo. USD LIBOR + 1.30%)	3.75%	04/05/2024		2,313	2,143,206

Revolver Loan(f)	0.00%	04/12/2024		1,213	1,124,088

Revolver Loan(f)	0.00%	10/12/2022		221	219,010

Revolver Loan(f)	0.00%	04/05/2024		1,250	1,157,833

Scenic (Columbus Capital B.V.) (Australia), Term Loan B (3 mo. EURIBOR + 3.75%) (Acquired 12/01/2021; Cost $1,230,920)(h)	3.75%	02/27/2027	EUR	1,200	935,033

USF S&H Holdco LLC
Term Loan A (3 mo. USD LIBOR + 15.00%)(e)	17.29%	06/30/2025		656	656,175

Term Loan A(e)(f)	0.00%	06/30/2025		984	984,262

Term Loan B (3 mo. USD LIBOR + 4.75%)(e)	7.01%	06/30/2025		10,624	10,624,153

Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	2,791	2,125,513

					36,250,702

Lodging & Casinos–2.84%
Caesars Resort Collection LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/21/2025		15	15,003

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Lodging & Casinos–(continued)
HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.28%	09/12/2025	EUR	6,321	$ 5,546,953

Term Loan C (3 mo. EURIBOR + 4.50%)	4.53%	09/30/2027	EUR	937	818,181

Term Loan D (3 mo. EURIBOR + 5.50%)	5.50%	09/12/2027	EUR	7,774	6,978,881

					13,359,018

Nonferrous Metals & Minerals–0.37%
Corialis Group Ltd. (United Kingdom), Term Loan B (1 mo. SONIA + 4.15%)	5.87%	07/06/2028	GBP	677	713,586

Form Technologies LLC, Term Loan (1 mo. USD LIBOR + 9.00%)(e)	11.98%	10/22/2025	$	1,131	1,023,479

					1,737,065

Oil & Gas–3.49%
Glass Mountain Pipeline Holdings LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.30%	10/28/2027		283	244,654

Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	9.13%	08/25/2026		2,080	1,713,472

McDermott International Ltd.
LOC(f)	0.00%	06/30/2024		4,083	3,361,917

LOC(e)(g)	-	06/30/2024		1,801	1,504,073

PIK Term Loan, 2.67% PIK Rate, 3.37% Cash Rate(j)	2.67%	06/30/2025		941	483,488

Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	06/30/2024		180	114,851

Petroleum GEO-Services ASA (Norway), Term Loan (1 mo. USD LIBOR + 7.50%)	9.75%	03/19/2024		3,634	3,426,617

QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021; Cost $5,459,157)(h)	10.52%	08/27/2026		5,552	5,539,511

					16,388,583

Publishing–1.59%
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.81%	06/29/2026		2,352	2,230,392

Harbor Purchaser, Inc., Term Loan B(g)	-	03/31/2029		3,886	3,708,596

McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	8.32%	07/30/2028		1,594	1,546,368

					7,485,356

Radio & Television–0.53%
Diamond Sports Holdings LLC
First Lien Term Loan (1 mo. SOFR + 8.00%)	10.39%	05/25/2026		1,612	1,527,350

Second Lien Term Loan (1 mo. SOFR + 3.25%)	5.89%	08/24/2026		2,595	490,329

Nexstar Broadcasting, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	5.02%	09/18/2026		1	349

Univision Communications, Inc., Term Loan B(g)	-	06/10/2029		489	481,656

					2,499,684

Retailers (except Food & Drug)–1.57%
CNT Holdings I Corp. (1-800 Contacts), Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.06%	11/06/2028		712	693,953

Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	1,621	1,374,060

Term Loan B-2 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	933	791,116

Term Loan B-3 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	1,808	1,532,560

Term Loan B-4 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	2,863	2,427,219

Term Loan B-5 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	637	539,949

					7,358,857

Surface Transport–0.56%
Hurtigruten (Explorer II AS) (Norway), Term Loan B (3 mo. EURIBOR + 4.00%)	4.91%	02/24/2025	EUR	2,370	2,021,831

Novae LLC, Delayed Draw Term Loan (1 mo. Term SOFR + 5.00%)	5.00%	12/22/2028		1	49

STG - XPOI Opportunity, Term Loan B (1 mo. SOFR + 6.00%)	8.20%	04/30/2028		615	596,015

					2,617,895

Telecommunications–3.25%
Cincinnati Bell, Inc., Term Loan B-2 (1 mo. Term SOFR + 3.25%)	5.81%	11/22/2028		29	28,254

Colorado Buyer, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.79%	05/01/2024		7	7,127

Intelsat Jackson Holdings S.A. (Luxembourg)
Term Loan B (6 mo. SOFR + 4.25%)	7.44%	02/01/2029		6,660	6,338,485

Term Loan B-3(e)(g)	-	11/27/2023		33	32,886

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Telecommunications–(continued)
MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan B (1 mo. USD LIBOR + 4.50%) (Acquired 07/13/2018-06/10/2022; Cost $3,678,386)(h)	6.87%	11/30/2025	$3,773	$2,261,922

Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%) (Acquired 06/25/2019-04/13/2022; Cost $1,959,361)(h)	11.12%	11/30/2026	2,205	1,141,794

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.34%	12/07/2026	2,339	1,604,549

U.S. Telepacific Corp., Term Loan (6 mo. SOFR + 1.25%)	4.32%	05/01/2026	1,881	824,731

Zayo Group LLC, Incremental Term Loan(g)	-	03/09/2027	3,219	3,038,926

				15,278,674

Utilities–2.24%
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/02/2025	3,956	3,393,513

Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	8.81%	07/30/2026	2,845	1,179,304

Lightstone Holdco LLC
Term Loan B (1 mo. SOFR + 5.75%)	8.05%	02/01/2027	4,037	3,650,623

Term Loan C (1 mo. SOFR + 5.75%)	8.05%	02/01/2027	228	206,477

Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	05/16/2024	2,302	1,783,762

USIC Holding, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	05/07/2029	325	302,047

				10,515,726

Total Variable Rate Senior Loan Interests (Cost $576,397,182)				519,002,510

			Shares
Common Stocks & Other Equity Interests–13.13%(m)
Aerospace & Defense–0.50%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $239,759)(e)(h)			221	2,355,010

NAC Aviation 8 Ltd.(e)			51,776	0

				2,355,010

Automotive–0.01%
ThermaSys Corp.(e)			980,474	29,414

Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU)(e)			5,422	0

Lake at Las Vegas Joint Venture LLC, Class A(e)			2,338	0

Lake at Las Vegas Joint Venture LLC, Class B(e)			28	0

				0

Business Equipment & Services–1.62%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $2,863,607)(h)			8,573	3,768

My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $6,303,839)(e)(h)			47,742	7,614,948

				7,618,716

Containers & Glass Products–0.05%
Libbey Glass, Inc. (Acquired 11/13/2020-02/10/2022; Cost $56,094)(e)(h)			13,797	224,201

Electronics & Electrical–0.02%
Riverbed Technology, Inc. (Acquired 12/06/2021; Cost $549,383)(h)			32,799	73,798

Financial Intermediaries–0.00%
RJO Holdings Corp.(e)			2,144	2,144

RJO Holdings Corp., Class A(e)			1,142	1,142

RJO Holdings Corp., Class B(e)			3,334	34

				3,320

Health Care–0.02%
Envigo RMS Holding Corp.(e)			4,854	90,243

Industrial Equipment–0.13%
North American Lifting Holdings, Inc.			62,889	628,890

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Dynamic Credit Opportunity Fund

	Shares	Value

Leisure Goods, Activities & Movies–2.61%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(h)	173,934	$30,309

USF S&H Holdco LLC(e)(n)	11,114	12,238,845

		12,269,154

Lodging & Casinos–0.75%
Bally’s Corp.(o)	134,154	3,178,108

Caesars Entertainment, Inc.(o)	7,897	340,519

		3,518,627

Oil & Gas–5.85%
Aquadrill LLC	94,427	3,753,473

HGIM Corp.(e)	11,834	278,099

HGIM Corp., Wts., expiring 07/02/2043(e)	7,505	176,368

McDermott International Ltd.(o)	392,579	162,920

McDermott International Ltd.(e)	1,185,624	467,432

NexTier Oilfield Solutions, Inc.(o)	46,442	435,162

Noble Corp.(o)	1,528	46,375

QuarterNorth Energy, Inc. (Acquired 06/02/2021-10/29/2021; Cost $6,786,339)(h)	163,623	19,689,328

QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $238,869)(h)	26,541	218,963

QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $306,696)(h)	51,116	268,359

Samson Investment Co., Class A(e)	163,748	102,343

Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $749,269)(e)(h)	72,413	2,173

Transocean Ltd.(o)	232,965	843,333

Tribune Resources, Inc.	376,237	1,046,503

Tribune Resources, Inc., Wts., expiring 04/03/2023(e)	97,410	2,435

		27,493,266

Radio & Television–0.33%
iHeartMedia, Inc., Class A(o)	175,479	1,552,989

iHeartMedia, Inc., Class B(e)	42	294

		1,553,283

Retailers (except Food & Drug)–0.15%
Claire’s Stores, Inc.	420	145,740

Toys ’R’ Us-Delaware, Inc.	14	34,373

Vivarte S.A.S.(e)	1,181,133	527,541

		707,654

Surface Transport–0.14%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $743,133)(e)(h)	8,956	174,642

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/15/2018-08/12/2022; Cost $0)(h)	315,270	147,783

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-08/12/2022; Cost $0)(h)	265,824	166,140

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $781,183)(h)	9,414	183,573

		672,138

Utilities–0.95%
Vistra Corp.	156,881	3,882,804

Vistra Operations Co. LLC, Rts., expiring 12/31/2046	422,054	559,221

		4,442,025

Total Common Stocks & Other Equity Interests (Cost $86,546,666)		61,679,739

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–7.87%(p)
Automotive–0.52%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(q)(r)	10.62%	04/19/2026	SEK	15,000	1,386,022

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Automotive–(continued)
Leather 2 S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(q)(r)	4.50%	09/30/2028	EUR	1,346	$1,049,119

					2,435,141

Building & Development–0.65%
Haya Holdco 2 PLC (Spain)	9.00%	11/30/2025	EUR	4,712	3,054,247

Cable & Satellite Television–0.50%
Altice Finco S.A. (Luxembourg) (Acquired 09/11/2020-09/18/2020; Cost $3,269,651)(h)(q)	4.75%	01/15/2028	EUR	2,932	2,342,149

Chemicals & Plastics–0.53%
Herens Midco S.a.r.l. (Luxembourg)(q)	5.25%	05/15/2029	EUR	3,345	2,474,948

Financial Intermediaries–3.75%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(q)(r)	5.27%	08/01/2024	EUR	8,976	7,980,243

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(q)(r)	6.52%	05/01/2026	EUR	4,278	4,089,747

Kane Bidco Ltd. (United Kingdom)(q)	5.00%	02/15/2027	EUR	791	719,605

Kane Bidco Ltd. (United Kingdom)(q)	6.50%	02/15/2027	GBP	989	1,025,397

Sherwood Financing PLC (United Kingdom)(q)	6.00%	11/15/2026	GBP	1,082	1,020,023

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(q)(r)	4.95%	11/15/2027	EUR	3,000	2,800,797

					17,635,812

Home Furnishings–1.25%
Ideal Standard International S.A. (Belgium)(q)	6.38%	07/30/2026	EUR	1,828	1,084,548

Very Group Funding PLC (The) (United Kingdom)(q)	6.50%	08/01/2026	GBP	5,493	4,788,469

					5,873,017

Retailers (except Food & Drug)–0.67%
Kirk Beauty SUN GmbH (Germany)(j)(q)	8.25%	10/01/2026	EUR	4,770	3,150,019

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $51,675,876)					36,965,333

Asset-Backed Securities–2.00%
Structured Products–2.00%
Adagio V CLO DAC, Series V-X, Class E-R (Ireland) (3 mo. EURIBOR + 5.15%) (q)(s)	5.15%	10/15/2031	EUR	263	225,667

Babson Euro CLO B.V., Series 2019-1A, Class ER (Ireland) (3 mo. EURIBOR + 7.21%)(q)(s)	7.21%	04/15/2036	EUR	1,750	1,589,747

Babson Euro CLO B.V., Series 2021-1A, Class E (Ireland) (3 mo. EURIBOR + 7.05%)(q)(s)	7.20%	04/24/2034	EUR	1,023	878,745

Cordatus CLO PLC, Series 23A, Class E (Ireland) (3 mo. EURIBOR + 7.26%)(q)(s)	7.26%	04/25/2036	EUR	2,127	1,930,473

Jubilee CLO, Series 2018-21A, Class E-R (Ireland) (3 mo. EURIBOR + 6.07%)(q)(s)	6.07%	04/15/2035	EUR	2,041	1,808,815

Madison Park Euro Funding XV DAC, Series 15A, Class ER (Ireland) (3 mo. EURIBOR + 7.29%)(q)(s)	7.29%	07/15/2036	EUR	3,215	2,974,824

Total Asset-Backed Securities (Cost $11,305,421)					9,408,271

	Shares
Preferred Stocks–1.48%(m)
Automotive–0.00%
ThermaSys Corp., Series A, Pfd.(e)	208,860	6,266

Containers & Glass Products–0.16%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020-03/15/2022; Cost $590,988)(h)	5,909	741,549

Electronics & Electrical–0.07%
Riverbed Technology, Inc., Pfd. (Acquired 12/06/2021; Cost $0)(h)	50,381	251,905

Riverbed Technology, Inc., Pfd.	14,219	71,095

		323,000

Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2, Pfd.(e)	649	3,245

Oil & Gas–0.14%
McDermott International Ltd., Pfd.(e)	1,017,283	661,234

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Dynamic Credit Opportunity Fund

	Shares	Value

Oil & Gas–(continued)
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-05/09/2019; Cost $285,287)(e)(h)	288,392	$21,629

		682,863

Surface Transport–1.11%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018-02/06/2020; Cost $1,659,232)(h)	33,324	838,648

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,744,101)(h)	35,030	881,583

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $978,436)(h)	42,058	2,050,327

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $687,140)(h)	29,536	1,439,880

		5,210,438

Total Preferred Stocks (Cost $6,590,416)		6,967,361

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–0.70%
Air Transport–0.14%
Mesa Airlines, Inc., Class B (e)	5.75%	07/15/2025	$692	659,382

Food Products–0.17%
Teasdale Foods, Inc. (e)(i)	16.25%	06/18/2026	1,911	789,125

Radio & Television–0.07%
Diamond Sports Group LLC/Diamond Sports Finance Co. (q)	5.38%	08/15/2026	1,631	311,929

Telecommunications–0.32%
Windstream Escrow LLC/Windstream Escrow Finance Corp. (q)	7.75%	08/15/2028	1,758	1,513,806

Total U.S. Dollar Denominated Bonds & Notes (Cost $5,587,828)				3,274,242

Municipal Obligations–0.61%
Arizona–0.61%
Arizona (State of) Industrial Development Authority, Series 2022, RB (Acquired 02/22/2022; Cost $3,056,941) (Cost $1,305,379)(h)(q)	0.00%	01/01/2028	3,372	2,867,821

	Shares
Money Market Funds–8.34%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(n)(t)	23,513,040	23,513,040

Invesco Treasury Portfolio, Institutional Class, 2.14%(n)(t)	15,675,360	15,675,360

Total Money Market Funds (Cost $39,188,400)		39,188,400

TOTAL INVESTMENTS IN SECURITIES–144.60% (Cost $778,597,168)		679,353,677

BORROWINGS–(39.38)%		(185,000,000)

OTHER ASSETS LESS LIABILITIES–(5.22)%		(24,543,675)

NET ASSETS–100.00%		$469,810,002

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Dynamic Credit Opportunity Fund

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
DAC	– Designated Activity Co.
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Rts.	– Rights
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(g)	This variable rate interest will settle after August 31, 2022, at which time the interest rate will be determined.
(h)	Restricted security. The aggregate value of these securities at August 31, 2022 was $70,030,703, which represented 14.91% of the Fund’s Net Assets.
(i)	Loan interest listed is a “direct loan”. Direct loans may be subject to liquidity, credit and interest rate risk and certain direct loans may be deemed illiquid.
(j)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(k)	The borrower has filed for protection in federal bankruptcy court.
(l)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(m)	Securities acquired through the restructuring of senior loans.
(n)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,170,719	$134,274,582	$(122,932,261)	$ -	$-	$23,513,040	$42,847
Invesco Treasury Portfolio, Institutional Class	8,113,813	89,516,388	(81,954,841)	-	-	15,675,360	26,943
Investments in Other Affiliates:
USF S&H Holdco LLC	10,075,244	-	-	2,163,601	-	12,238,845	-
Total	$30,359,776	$223,790,970	$(204,887,102)	$2,163,601	$-	$51,427,245	$69,790

(o)	Non-income producing security.
(p)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(q)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $48,012,913, which represented 10.22% of the Fund’s Net Assets.

(r)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(s)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(t)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

The aggregate value of securities considered illiquid at August 31, 2022 was $329,455,595, which represented 70.13% of the Fund’s Net Assets.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Dynamic Credit Opportunity Fund

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation
	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/30/2022	Bank of America, N.A.	EUR	1,134,223	USD	1,176,580	$34,649

09/29/2022	Barclays Bank PLC	EUR	1,348,881	USD	1,390,167	32,207

09/29/2022	Barclays Bank PLC	GBP	13,344,677	USD	16,108,150	597,740

09/29/2022	Barclays Bank PLC	SEK	193,669	USD	18,803	611

09/29/2022	BNP Paribas S.A.	EUR	27,500,872	USD	28,230,841	544,869

10/31/2022	BNP Paribas S.A.	NOK	1,711	USD	176	4

10/31/2022	BNP Paribas S.A.	SEK	14,769,541	USD	1,397,449	8,158

09/29/2022	Canadian Imperial Bank of Commerce	GBP	452,723	USD	549,711	23,514

10/31/2022	Citibank N.A.	GBP	12,018,141	USD	14,220,063	242,233

09/29/2022	J.P. Morgan Chase Bank, N.A.	GBP	387,363	USD	470,220	19,991

09/29/2022	J.P. Morgan Chase Bank, N.A.	NOK	1,711	USD	174	2

09/30/2022	J.P. Morgan Chase Bank, N.A.	EUR	5,490,693	USD	5,821,583	293,571

09/29/2022	Morgan Stanley and Co. International PLC	EUR	27,854,226	USD	28,608,111	566,405

09/29/2022	Morgan Stanley and Co. International PLC	GBP	13,459,816	USD	16,238,167	593,932

09/29/2022	Morgan Stanley and Co. International PLC	SEK	14,454,597	USD	1,421,926	64,184

09/29/2022	Morgan Stanley and Co. International PLC	USD	33,803,771	EUR	33,905,487	329,924

09/29/2022	Royal Bank of Canada	EUR	27,500,871	USD	28,245,100	559,128

09/29/2022	Royal Bank of Canada	USD	33,863,818	EUR	33,904,979	269,365

09/30/2022	Royal Bank of Canada	EUR	9,000,000	USD	9,570,447	509,275

10/31/2022	Royal Bank of Canada	GBP	11,838,765	USD	13,993,681	224,475

10/31/2022	State Street Bank & Trust Co.	GBP	12,018,141	USD	14,214,116	236,286

09/29/2022	Toronto Dominion Bank (The)	EUR	27,500,871	USD	28,244,000	558,028

09/29/2022	Toronto Dominion Bank (The)	GBP	13,344,677	USD	16,105,210	594,801

09/29/2022	Toronto Dominion Bank (The)	USD	33,843,610	EUR	33,905,487	290,085

10/31/2022	UBS AG	USD	1,954,756	EUR	1,952,497	15,222

Subtotal–Appreciation						6,608,659

Currency Risk

09/29/2022	BNP Paribas S.A.	USD	176	NOK	1,711	(4)

09/29/2022	BNP Paribas S.A.	USD	1,383,852	SEK	14,648,266	(7,919)

09/30/2022	BNP Paribas S.A.	USD	9,558,574	EUR	9,000,000	(497,402)

09/29/2022	Canadian Imperial Bank of Commerce	EUR	1,028,695	USD	1,028,473	(7,146)

09/29/2022	Citibank N.A.	USD	14,234,759	GBP	12,039,813	(240,982)

09/29/2022	J.P. Morgan Chase Bank, N.A.	USD	2,128,298	EUR	2,083,464	(30,811)

09/29/2022	J.P. Morgan Chase Bank, N.A.	USD	6,100,060	GBP	5,049,514	(231,051)

09/29/2022	Morgan Stanley and Co. International PLC	EUR	65,000	USD	64,773	(665)

09/29/2022	Morgan Stanley and Co. International PLC	USD	9,275,491	EUR	9,000,000	(214,915)

09/30/2022	Morgan Stanley and Co. International PLC	EUR	865,777	USD	865,356	(6,306)

09/30/2022	Morgan Stanley and Co. International PLC	USD	2,048,457	EUR	2,000,000	(34,863)

10/31/2022	Morgan Stanley and Co. International PLC	EUR	33,793,791	USD	33,774,971	(321,385)

09/29/2022	Royal Bank of Canada	USD	14,007,970	GBP	11,860,115	(223,054)

09/30/2022	Royal Bank of Canada	USD	932,985	EUR	877,763	(49,256)

10/31/2022	Royal Bank of Canada	EUR	33,571,826	USD	33,611,843	(260,559)

09/29/2022	State Street Bank & Trust Co.	USD	14,228,603	GBP	12,039,814	(234,826)

09/30/2022	State Street Bank & Trust Co.	USD	3,889,655	EUR	3,667,340	(197,389)

10/31/2022	State Street Bank & Trust Co.	USD	40,519	GBP	34,463	(436)

10/31/2022	Toronto Dominion Bank (The)	EUR	33,572,329	USD	33,591,969	(280,941)

09/30/2022	UBS AG	USD	1,009,146	EUR	945,590	(57,129)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Dynamic Credit Opportunity Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation
	Counterparty	Deliver		Receive		(Depreciation)

10/31/2022	UBS AG	USD	2,215,197	GBP	1,902,122	$(2,912)

Subtotal-Depreciation						(2,899,951)

Total Forward Foreign Currency Contracts						$3,708,708

Abbreviations:

EUR – Euro

GBP – British Pound Sterling

NOK – Norwegian Krone

SEK – Swedish Krona

USD – U.S. Dollar

Portfolio Composition†

By credit quality, based on total investments

as of August 31, 2022

BBB-	2.68%

BB	0.01

BB-	0.90

B+	3.52

B	9.62

B-	9.02

CCC+	7.21

CCC	3.13

CC	0.57

D	0.33

Non-Rated	52.31

Equity	10.70

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Excluding money market fund holdings, if any.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Assets and Liabilities

August 31, 2022

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $731,392,059)	$627,926,432

Investments in affiliates, at value (Cost $47,205,109)	51,427,245

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	6,608,659

Foreign currencies, at value (Cost $3,801,110)	3,716,530

Receivable for:
Investments sold	72,057,083

Dividends	44,770

Interest and fees	10,265,320

Investments matured, at value (Cost $9,076,218)	1,319,037

Investment for trustee deferred compensation and retirement plans	41,376

Other assets	99,086

Total assets	773,505,538

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,899,951

Payable for:
Borrowings	185,000,000

Investments purchased	60,389,356

Dividends	6,242,851

Amount due custodian	8,996,862

Accrued fees to affiliates	196,581

Accrued interest expense	606,561

Accrued trustees’ and officers’ fees and benefits	1,715

Accrued other operating expenses	196,676

Trustee deferred compensation and retirement plans	41,376

Unfunded loan commitments	39,123,607

Total liabilities	303,695,536

Net assets applicable to shares outstanding	$469,810,002

Net assets consist of:
Shares of beneficial interest	$632,912,889

Distributable earnings (loss)	(163,102,887)

$469,810,002

Net Assets:
Class A	$78,485

Class AX	$469,712,382

Class Y	$10,043

Class R6	$9,092

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,940

Class AX	41,538,148

Class Y	888

Class R6	804

Class A:
Net asset value per share	$11.31

Maximum offering price per share (Net asset value of $11.31 ÷ 96.75%)	$11.69

Class AX:
Net asset value and offering price per share	$11.31

Class Y:
Net asset value and offering price per share	$11.31

Class R6:
Net asset value and offering price per share	$11.31

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Operations

For the six months ended August 31, 2022

(Unaudited)

Investment income:
Interest	$25,710,106

Dividends	961,069

Dividends from affiliates	69,790

Other income	174,352

Total investment income	26,915,317

Expenses:
Advisory fees	4,672,018

Administrative services fees	41,440

Custodian fees	59,893

Distribution fees:
Class A	44

Interest, facilities and maintenance fees	2,882,582

Transfer agent fees	329,668

Transfer agent fees – R6	2

Trustees’ and officers’ fees and benefits	9,584

Registration and filing fees	10,044

Reports to shareholders	25,342

Professional services fees	370,945

Other	49,666

Total expenses	8,451,228

Less: Fees waived	(4,309)

Net expenses	8,446,919

Net investment income	18,468,398

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(16,532,428)

Foreign currencies	(2,191,509)

Forward foreign currency contracts	23,308,316

4,584,379

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(51,559,997)

Affiliated investment securities	2,163,601

Foreign currencies	382,476

Forward foreign currency contracts	1,955,205

(47,058,715)

Net realized and unrealized gain (loss)	(42,474,336)

Net increase (decrease) in net assets resulting from operations	$(24,005,938)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Changes in Net Assets

For the six months ended August 31, 2022 and the year ended February 28, 2022

(Unaudited)

	August 31, 2022	February 28, 2022

Operations:
Net investment income	$18,468,398	$37,562,005

Net realized gain	4,584,379	51,107,700

Change in net unrealized appreciation (depreciation)	(47,058,715)	(20,912,113)

Net increase (decrease) in net assets resulting from operations	(24,005,938)	67,757,592

Distributions to shareholders from distributable earnings:
Class A	(1,352)	(252)

Class AX	(20,119,665)	(52,019,960)

Class Y	(399)	(265)

Class R6	(364)	(243)

Total distributions from distributable earnings	(20,121,780)	(52,020,720)

Share transactions–net:
Class A	68,372	12,014

Class AX	(108,337,382)	(150,443,857)

Class Y	37	11,024

Class R6	–	10,012

Net increase (decrease) in net assets resulting from share transactions	(108,268,973)	(150,410,807)

Net increase (decrease) in net assets	(152,396,691)	(134,673,935)

Net assets:
Beginning of period	622,206,693	756,880,628

End of period	$469,810,002	$622,206,693

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Cash Flows

For the six months ended August 31, 2022

(Unaudited)

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$(24,005,938)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(244,340,822)

Proceeds from sales of investments	358,305,450

Purchases of short-term investments, net	(3,295,651)

Amortization of premium on investment securities	563,741

Accretion of discount on investment securities	(1,547,859)

Net realized loss from investment securities	16,532,428

Net change in unrealized depreciation on investment securities	49,396,396

Net change in unrealized appreciation of forward foreign currency contracts	(1,955,205)

Change in operating assets and liabilities:

Decrease in receivables and other assets	100,795,862

Increase in accrued expenses and other payables	223,627

Net cash provided by operating activities	250,672,029

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(15,736,221)

Decrease in VRDP Shares, at liquidation value	(100,000,000)

Increase in payable for amount due custodian	8,996,862

Proceeds from shares of beneficial interest sold	468,852

Proceeds from borrowings	70,000,000

Repayment of borrowings	(102,000,000)

Disbursements from shares of beneficial interest reacquired	(114,482,965)

Net cash provided by (used in) financing activities	(252,753,472)

Net decrease in cash and cash equivalents	(2,081,443)

Cash and cash equivalents at beginning of period	44,986,373

Cash and cash equivalents at end of period	$42,904,930

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$5,754,211

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$37

Cash paid during the period for interest, facilities and maintenance fees	$2,279,645

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

Class A	Six months ended August 31, 2022		Period ended February 28, 2022(a)

Net asset value, beginning of period	$12.27		$12.46
Net investment income(b)	0.38		0.85
Net gains (losses) on securities (both realized and unrealized)	(0.91)		(0.90)
Total from investment operations	(0.53)		(0.05)
Less: Dividends from net investment income	(0.43)		(0.14)

Net asset value, end of period	$11.31		$12.27

Total return at net asset value(c)	(4.37)%		(0.38)%

Net assets, end of period (000’s omitted)	$78		$12

Portfolio turnover rate(d)	18%		96%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	3.45	%(f)	2.84	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.36	%(f)	2.32	%(f)
Without fee waivers and/or expense reimbursements	3.45	%(f)	2.84	%(f)

Ratio of net investment income	6.74	%(f)	4.91	%(f)

Senior indebtedness:

Total borrowings (000’s omitted)	$185,000		$217,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$3,540		$3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights–(continued)

	Six months ended August 31,		Years ended February 28,		Year Ended February 29,	Years ended February 28,
Class AX(a)	2022		2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.27		$ 12.02	$ 12.35	$ 12.66	$ 13.15	$ 13.25

Net investment income(b)	0.41		0.65	0.62	0.72	0.61	0.71

Net gains (losses) on securities (both realized and unrealized)	(0.92)		0.38	(0.05)	(0.21)	(0.19)	0.02

Total from investment operations	(0.51)		1.03	0.57	0.51	0.42	0.73

Less:
Dividends from net investment income	(0.45)		(0.78)	(0.74)	(0.82)	(0.91)	(0.62)

Return of capital	–		–	(0.16)	–	–	(0.21)

Total distributions	(0.45)		(0.78)	(0.90)	(0.82)	(0.91)	(0.83)

Net asset value, end of period	$ 11.31		$ 12.27	$ 12.02	$ 12.35	$ 12.66	$ 13.15

Market value per common share, end of period	N/A		N/A	$ 11.00	$ 10.83	$ 11.06	$ 11.59

Total return at net asset value(c)	(4.25)%		8.75%	7.11%	4.99%	4.44%	6.33%

Total return at market value(d)	N/A		N/A	11.77%	5.39%	3.52%	0.14%

Net assets, end of period (000’s omitted)	$469,712		$622,174	$756,881	$777,644	$937,973	$ 974,593

Portfolio turnover rate(e)	18%		96%	83%	83%	69%	89%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements(f)	3.20	%(g)	2.52%	2.68%	3.59%	3.50%	3.07%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.11	%(g)	1.96%	1.92%	1.99%	1.97%	1.96%

Without fee waivers and/or expense reimbursements	3.20	%(g)	2.52%	2.68%	3.59%	3.50%	3.07%

Ratio of net investment income	6.99	%(g)	5.23%	5.66%	5.76%	4.72%	5.45%

Senior indebtedness:

Total borrowings (000’s omitted)	$185,000		$217,000	$191,000	$300,000	$327,000	$ 385,000

Asset coverage per $1,000 unit of senior indebtedness(h)	$ 3,540		$ 3,867	$ 5,486	$ 4,010	$ 4,249	$ 3,725

Total amount of preferred shares outstanding (000’s omitted)	N/A		N/A	$100,000	$125,000	$125,000	$ 75,000

Asset coverage per preferred share(i)	N/A		N/A	$856,881	$722,116	$850,378	$1,398,919

Liquidating preference per preferred share	N/A		N/A	$100,000	$100,000	$100,000	$ 100,000

(a)

Prior to November 1, 2021, the Fund operated as a Closed-End non-interval fund. On such date, holders of common shares of Closed-End Fund received Class AX shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to Reorganization.

(b)	Calculated using average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(f)	Includes fee waivers which were less than 0.005% per share.
(g)	Annualized.
(h)

Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(i)

Calculated by subtracting the Fund’s total liabilities (not including the preferred shares, at liquidation value) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights–(continued)

Class Y	Six months ended August 31, 2022		Period ended February 28, 2022(a)
Net asset value, beginning of period	$12.27		$12.46
Net investment income(b)	0.41		0.86
Net gains (losses) on securities (both realized and unrealized)	(0.92)		(0.90)
Total from investment operations	(0.51)		(0.04)
Less: Dividends from net investment income	(0.45)		(0.15)
Net asset value, end of period	$11.31		$12.27
Total return at net asset value(c)	(4.23)%		(0.34)%
Net assets, end of period (000’s omitted)	$10		$11
Portfolio turnover rate(d)	18%		96%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	3.20	%(f)	2.59	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.11	%(f)	2.07	%(f)
Without fee waivers and/or expense reimbursements	3.20	%(f)	2.59	%(f)
Ratio of net investment income	6.99	%(f)	5.16	%(f)

Senior indebtedness:

Total borrowings (000’s omitted)	$185,000		$217,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$3,540		$3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights–(continued)

Class R6	Six months ended August 31, 2022		Period ended February 28, 2022(a)
Net asset value, beginning of period	$12.27		$12.46
Net investment income(b)	0.42		0.86
Net gains (losses) on securities (both realized and unrealized)	(0.93)		(0.90)
Total from investment operations	(0.51)		(0.04)
Less: Dividends from net investment income	(0.45)		(0.15)
Net asset value, end of period	$11.31		$12.27
Total return at net asset value(c)	(4.25)%		(0.33)%
Net assets, end of period (000’s omitted)	$9		$10
Portfolio turnover rate(d)	18%		96%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	3.12	%(f)	2.55	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.03	%(f)	2.03	%(f)
Without fee waivers and/or expense reimbursements	3.12	%(f)	2.55	%(f)
Ratio of net investment income	7.07	%(f)	5.20	%(f)

Senior indebtedness:

Total borrowings (000’s omitted)	$185,000		$217,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$3,540		$3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Dynamic Credit Opportunity Fund

Notes to Consolidated Financial Statements

August 31, 2022

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Dynamic Credit Opportunity Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund and periodically offers its shares for repurchase.

The Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Fund may invest up to 60% of its total net assets in the Loan Origination Trust. The accompanying consolidated financial statements reflect the financial position of the Fund and its Loan Origination Trust and the results of operations on a consolidated basis.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or fixed rate senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund currently consists of four different classes of shares: Class A, Class AX, Class Y and Class R6 shares. Class AX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class AX, Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

25	Invesco Dynamic Credit Opportunity Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit and Variable Rate Demand Preferred Shares (“VRDP Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or LLC. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

26	Invesco Dynamic Credit Opportunity Fund

purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Q.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

R.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of

27	Invesco Dynamic Credit Opportunity Fund

payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

In making a loan directly to the borrower (“direct loan”), the Fund is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s consolidated financial statements for purposes of GAAP.)

For the six months ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 1.77%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2022, the Adviser waived advisory fees of $4,309.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2022, expenses incurred under this agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended August 31, 2022, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class Y and Class R6 shares of the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the Fund’s average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the six months ended August 31, 2022, expenses incurred under the Plan are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2022, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

28	Invesco Dynamic Credit Opportunity Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$189,095,757	$329,906,753	$519,002,510

Common Stocks & Other Equity Interests	10,442,210	26,950,221	24,287,308	61,679,739

Non-U.S. Dollar Denominated Bonds & Notes	–	36,965,333	–	36,965,333

Asset-Backed Securities	–	9,408,271	–	9,408,271

Preferred Stocks	–	6,274,987	692,374	6,967,361

U.S. Dollar Denominated Bonds & Notes	–	1,825,735	1,448,507	3,274,242

Municipal Obligations	–	2,867,821	–	2,867,821

Money Market Funds	39,188,400	–	–	39,188,400

Total Investments in Securities	49,630,610	273,388,125	356,334,942	679,353,677

Other Investments - Assets*

Investments Matured	–	964,753	354,284	1,319,037

Forward Foreign Currency Contracts	–	6,608,659	–	6,608,659

	–	7,573,412	354,284	7,927,696

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(2,899,951)	–	(2,899,951)

Total Other Investments	–	4,673,461	354,284	5,027,745

Total Investments	$49,630,610	$278,061,586	$356,689,226	$684,381,422

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended August 31, 2022:

	Value 02/28/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/22

Variable Rate Senior Loan Interests	$317,103,912	$35,221,805	$(26,793,224)	$642,459	$(182,905)	$(6,578,113)	$21,636,060	$(11,143,241)	$329,906,753

Common Stocks & Other Equity Interests	28,481,060	–	(946)	–	(136,217)	(71,670)	507,416	(4,492,335)	24,287,308

U.S. Dollar Denominated Bonds & Notes	2,624,330	74,611	(276,601)	–	–	(973,833)	–	–	1,448,507

Preferred Stocks	1,488,910	–	(179,082)	–	179,083	(319,988)	–	(476,549)	692,374

Investments Matured	2,658,636	147,615	(3,393,179)	(1,124)	(9,311)	951,647	–	–	354,284

Total	$352,356,848	$35,444,031	$(30,643,032)	$641,335	$(149,350)	$(6,991,957)	$22,143,476	$(16,112,125)	$356,689,226

*	Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 08/31/22	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

FDH Group Acquisition, Inc., Term Loan A	$22,274,651	Valuation Service	N/A	N/A	N/A	(a)

Keg Logistics LLC, Term Loan A	20,920,888	Valuation Service	N/A	N/A	N/A	(a)

Muth Mirror Systems LLC, Term Loan	18,083,625	Valuation Service	N/A	N/A	N/A	(a)

Lightning Finco Ltd., Term Loan B-1	18,031,530	Valuation Service	N/A	N/A	N/A	(a)

Boeing Co., Revolver Loan	17,195,627	Valuation Service	N/A	N/A	N/A	(b)

Teasdale Foods, Inc., Term Loan B	13,543,305	Valuation Service	N/A	N/A	N/A	(a)

Groundworks LLC, First Lien Incremental Term Loan	12,934,807	Valuation Service	N/A	N/A	N/A	(a)

29	Invesco Dynamic Credit Opportunity Fund

	Fair Value at 08/31/22	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

USF S&H Holdco LLC	12,238,845	Valuation Service	N/A	N/A	N/A	(a)

USF S&H Holdco LLC, Term Loan B	10,624,153	Valuation Service	N/A	N/A	N/A	(a)

PrimeFlight Aviation Services, Inc., Term Loan	9,535,665	Valuation Service	N/A	N/A	N/A	(a)

PrimeFlight Aviation Services, Inc., Incremental Delayed Draw Term Loan	9,407,361	Valuation Service	N/A	N/A	N/A	(a)

NAS LLC (d.b.a. Nationwide Marketing Group), Term Loan	8,906,928	Valuation Service	N/A	N/A	N/A	(a)

Transtar Industries, Inc., Delayed Draw Term Loan	8,698,128	Valuation Service	N/A	N/A	N/A	(a)

MB2 Dental Solutions LLC, Delayed Draw Term Loan	8,582,092	Valuation Service	N/A	N/A	N/A	(a)

MB2 Dental Solutions LLC, Term Loan B	8,579,462	Valuation Service	N/A	N/A	N/A	(a)

CV Intermediate Holdco Corp. (Class Valuation), Term Loan B	8,235,138	Valuation Service	N/A	N/A	N/A	(a)

CV Intermediate Holdco Corp. (Class Valuation), Delayed Draw Term Loan	7,996,885	Valuation Service	N/A	N/A	N/A	(a)

SDB Holdco LLC, Term Loan	7,869,403	Valuation Service	N/A	N/A	N/A	(a)

My Alarm Center LLC, Class A	7,614,948	Valuation Service	N/A	N/A	N/A	(b)

SDB Holdco LLC, Delayed Draw Term Loan	7,015,204	Valuation Service	N/A	N/A	N/A	(a)

Lamark Media Group LLC, Term Loan B	6,915,926	Valuation Service	N/A	N/A	N/A	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

(b)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$6,608,659

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$6,608,659

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(2,899,951)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(2,899,951)

30	Invesco Dynamic Credit Opportunity Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash	Net Amount

Bank of America, N.A.	$34,649	$–	$34,649	$–	$–	$34,649

Barclays Bank PLC	630,558	–	630,558	–	–	630,558

BNP Paribas S.A.	553,031	(505,325)	47,706	–	–	47,706

Canadian Imperial Bank of Commerce	23,514	(7,146)	16,368	–	–	16,368

Citibank N.A.	242,233	(240,982)	1,251	–	–	1,251

J.P. Morgan Chase Bank, N.A.	313,564	(261,862)	51,702	–	–	51,702

Morgan Stanley and Co. International PLC	1,554,445	(578,134)	976,311	–	–	976,311

Royal Bank of Canada	1,562,243	(532,869)	1,029,374	–	–	1,029,374

State Street Bank & Trust Co.	236,286	(432,651)	(196,365)	–	–	(196,365)

Toronto Dominion Bank (The)	1,442,914	(280,941)	1,161,973	–	–	1,161,973

UBS AG	15,222	(60,041)	(44,819)	–	–	(44,819)

Total	$6,608,659	$(2,899,951)	$3,708,708	$–	$–	$3,708,708

Effect of Derivative Investments for the six months ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Consolidated Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$23,308,316
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,955,205
Total	$25,263,521

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$660,922,355

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6–Cash Balances and Borrowing

Effective August 31, 2022, the Fund entered into a $207 million revolving credit and security agreement, which will expire on October 31, 2022. Prior to August 31, 2022, the revolving credit and security agreement permitted borrowings up to $290 million. Effective September 15, 2022, the revolving credit and security agreement will permit borrowings up to $185 million. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the six months ended August 31, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $218,565,217 with an average interest rate of 1.88%. The carrying amount of the Fund’s payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Consolidated Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

31	Invesco Dynamic Credit Opportunity Fund

NOTE 7–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2022. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

Boeing Co.	Revolver Loan	$17,108,798	$ 86,829

BrightPet (AMCP Pet Holdings, Inc.)	Revolver Loan	25,477	(291)

BrightPet (AMCP Pet Holdings, Inc.)	Revolver Loan	19,742	(205)

CV Intermediate Holdco Corp. (Class Valuation)	Revolver Loan	155,581	(1,148)

Dun & Bradstreet Corp. (The)	Revolver Loan	3,470,445	136,129

Groundworks LLC	Incremental Revolver Loan	513,817	(418)

IAP Worldwide Services, Inc.	Revolver Loan	1,444,403	(2)

Kantar	Revolver Loan	1,343,792	29,272

Keg Logistics LLC	Revolver Loan	1,087,631	(7,934)

Lamark Media Group LLC	Delayed Draw Term Loan	1,527,935	(38,504)

Lamark Media Group LLC	Revolver Loan	592,596	(10,005)

McDermott International Ltd.	LOC	4,083,292	(721,375)

Muth Mirror Systems LLC	Revolver Loan	1,507,233	(79,265)

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	730,165	2,505

Parques Reunidos (Piolin Bidco s.a.u)	Revolver Loan	869,495	(132,774)

Protect America	Revolver Loan	95,100	626

Royal Caribbean Cruises	Revolver Loan	1,127,142	(3,053)

Royal Caribbean Cruises	Revolver Loan	218,856	154

Royal Caribbean Cruises	Revolver Loan	1,167,424	(9,591)

Tank Holding Corp.	Revolver Loan	345,634	(6,172)

USF S&H Holdco LLC	Term Loan A	984,262	0

Vertellus	Revolver Loan	704,787	(15,117)

		$39,123,607	$(770,339)

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$11,177,131	$49,476,704	$60,653,835

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2022 was $129,509,898 and $320,334,706, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$41,058,070

Aggregate unrealized (depreciation) of investments	(149,420,372)

Net unrealized appreciation (depreciation) of investments	$(108,362,302)

Cost of investments for tax purposes is $792,743,724.

NOTE 10–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party

32	Invesco Dynamic Credit Opportunity Fund

selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At the six months ended August 31, 2022, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$4,083,292	$3,361,917

Bank of America, N.A.	6,709,926	6,395,356

Citibank, N.A.	17,325,568	17,195,624

NOTE 11–Dividends

The Fund declared the following dividends to common shareholders from net investment income subsequent to August 31, 2022:

		Amount Per Share
Share Class	Record Date	Payable September 30, 2022

Class A	Daily	$0.2256

Class AX	Daily	$0.2325

Class Y	Daily	$0.2325

Class R6	Daily	$0.2357

NOTE 12–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	August 31, 2022(a)		February 28, 2022
	Shares	Amount	Shares		Amount

Sold:
Class A(b)	5,942	$67,987	964		$12,014

Class AX	33,376	391,794	96,790		1,205,165

Class Y(b)	-	-	884		11,012

Class R6(b)	-	-	804		10,012

Issued as reinvestment of dividends:
Class A(b)	34	385	-		-

Class AX	490,412	5,753,789	206,214		2,567,361

Class Y(b)	3	37	1		12

Reacquired:
Class AX	(9,672,757)	(114,482,965)	(12,596,028	)(c)	(154,216,383	)(c)

Net increase (decrease) in share activity	(9,142,990)	$(108,268,973)	(12,290,371)		$(150,410,807)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of November 1, 2021.
(c)	Closed-End Fund repurchased and retired Common Shares.

33	Invesco Dynamic Credit Opportunity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$956.30	$17.01	$1,007.81	$17.46	3.45%
Class AX	1,000.00	957.50	15.79	1,009.07	16.20	3.20
Class Y	1,000.00	957.70	15.79	1,009.07	16.20	3.20
Class R6	1,000.00	957.50	15.39	1,009.48	15.80	3.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34	Invesco Dynamic Credit Opportunity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of Invesco Dynamic Credit Opportunity Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end interval fund, including, but not limited to, leverage management and facilitation and management of the Fund’s quarterly repurchase offers. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that

Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. and Invesco Asset Management Limited currently manage assets of the Fund.

    The Board noted that the Fund was a shell fund formed to acquire the assets and liabilities of Invesco Dynamic Credit Opportunities Fund (the Acquired Fund, and the reorganization of the Acquired Fund into the Fund, the Reorganization) with the same investment objective and substantially similar principal investment strategies and risks, except that the Fund is organized as a closed-end interval fund offering periodic repurchases whereas the Acquired Fund was organized as an exchange-listed closed-end fund. The Board noted that the Fund continued the historical performance information of the Acquired Fund following the consummation of the Reorganization in November 2021. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Credit Suisse

35	Invesco Dynamic Credit Opportunity Fund

Leveraged Loan Index (Index). The Board noted that performance of Class AX shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class AX shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds, and further noted that the Fund is unique relative to its peers in that it is a closed-end interval fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board also noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees, contractual management fees and total expense ratio were in the fifth quintile, fourth quintile and fourth quintile, respectively, of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses. The Board requested and considered additional information from management regarding the Fund’s actual and contractual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers. The Board noted differences between the Fund and other funds in its expense group, including the Fund’s closed-end interval fund structure and its differentiated investment strategies including direct lending.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Funds and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

36	Invesco Dynamic Credit Opportunity Fund

Distribution Information

    Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in June of 2022. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
06/30/2022	Class A	$0.1562	$0.0000	$0.0688	$0.2250
06/30/2022	Class AX	$0.1484	$0.0000	$0.0688	$0.2172
06/30/2022	Class Y	$0.1564	$0.0000	$0.0688	$0.2252
06/30/2022	Class R6	$0.1563	$0.0000	$0.0688	$0.2251

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

37	Invesco Dynamic Credit Opportunity Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-23665 and 333-255932	Invesco Distributors, Inc.	VK-CE-DCO-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 18, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 18, 2022, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunity Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 4, 2022